UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):July 14, 2016

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GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

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Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01Other Events.

On July 14, 2016, Gentherm Incorporated (the “Company”) announced that Darren A. Schumacher, Ph.D., has been appointed to the newly-created position of President, Gentherm Technologies.  A copy of the news release is filed as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Company news release dated July 14, 2016 concerning the appointment of Darren A. Schumacher, Ph.D., to the newly-created position of President, Gentherm Technologies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

	By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice-President and General Counsel
Date: July 14, 2016

Exhibit Index

Exhibit No.	Description

99.1	Company news release dated July 14, 2016 concerning the appointment of Darren A. Schumacher, Ph.D., to the newly-created position of President, Gentherm Technologies